Filed Pursuant to Rule 497(a)
File No. 333-236415
Rule 482ad
Prospect Capital Corporation Announces More Than $800 Million in Aggregate Preferred Issuance, Including Over $100 Million Raised in Recent Semi-Monthly Closing

NEW YORK, July 11, 2022 (GLOBE NEWSWIRE) -- Prospect Capital Corporation (NASDAQ: PSEC) (“Prospect”, “our”, or “we”) announced today that Prospect raised over $100 million in aggregate liquidation preference in its most recent early July 2022 semi-monthly closing of its ongoing offering of the Series A1, M1, and M2 Preferred Stock being raised in the private wealth, institutional, and Registered Investment Advisor channels. Approximately $687 million has been sold in this offering to date, with approximately $813 million now available for sale after Prospect increased the size of this offering from $1.0 billion to $1.5 billion on June 9, 2022.
The combination of this offering with Prospect’s other preferred stock offerings (collectively, the "Preferred Stock") have exceeded $840 million in aggregate liquidation preference issuances since the initial closing in the quarter ending December 31, 2020.
“Prospect’s non-traded preferred stock offers investors recurring cash income with a stable stated value, ongoing liquidity, management alignment, leverage caps, and approximately $4 billion of junior common equity credit support." said Grier Eliasek, President of Prospect. “Prospect is a leading issuer of non-traded preferred stock, with each of institutional, registered investment advisor, wirehouse, independent private wealth, and international investor channels having invested in Prospect’s preferred stock. With multiple liquidity events occurring with products in the nontraded registered marketplace in mid-2022, we welcome interest from any such investors and their advisors in Prospect's preferred stock offerings.”
Preferred Capital Securities LLC (“PCS”) is a securities broker dealer and the dealer manager for the ongoing offering of the Series A1, M1, and M2 Preferred Stock. PCS has raised approximately $3 billion in non-traded preferred stock since its formation in 2011.
This press release is for informational purposes and is not an offer to purchase or sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. The ongoing offering of the Series A1, M1, and M2 Preferred Stock is being made only by means of the prospectus supplement and the accompanying prospectus, copies of which may be obtained by writing to PCS at 3284 Northside Parkway NW, Suite 150, Atlanta, GA 30327.
About Prospect Capital Corporation
Prospect Capital Corporation is a business development company that focuses on lending to and investing in private businesses. Prospect’s investment objective is to generate both current income and long-term capital appreciation through debt and equity investments.
Prospect has elected to be treated as a business development company under the Investment Company Act of 1940 (“1940 Act”). Prospect is required to comply with a series of regulatory requirements under the 1940 Act as well as applicable NASDAQ, federal and state rules and regulations. We have elected to be treated as a regulated investment company under the Internal Revenue Code of 1986.
Caution Concerning Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, whose safe harbor for forward-looking statements does not apply to business development companies. Any such statements, other than statements of historical fact, are highly likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under our control, and that we may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from any forward-looking statements. Such statements speak only as of the time when made, and we undertake no obligation to update any such statement now or in the future.
For further information, contact:
Grier Eliasek, President and Chief Operating Officer
grier@prospectcap.com
Telephone (212) 448-0702